Exhibit (c) 1

                                  $300,000,000

                      JERSEY CENTRAL POWER & LIGHT COMPANY

                                Medium-Term Notes
                Due From One Year to 35 Years from Date of Issue

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT
                   -------------------------------------------



                                                            November 15, 1999


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260


Dear Sirs:

            The undersigned, Jersey Central Power & Light Company, a New Jersey corporation (the "Company"), has authorized by appropriate corporate action and proposes to issue and sell in the manner contemplated by this Amended and Restated Distribution Agreement (this "Agreement") Notes (as defined in Section 2(b) hereof) in an aggregate principal amount not to exceed $300,000,000. This Agreement replaces the Distribution Agreement between you and the Company dated July 30, 1999, in its entirety. The Company hereby confirms its agreement with you (individually, an "Agent" and collectively the "Agents") as follows:

            1. Appointment of Agents. Subject to the terms and conditions stated in this Agreement, the Company hereby appoints each Agent as the agent of the Company for the purpose of offering and soliciting offers to purchase the Notes (any offer to purchase Notes solicited by an Agent being hereinafter referred to as a "Solicited Offer"). In the event the Company shall sell Notes to any purchaser of Notes during the period between the date on which the Company accepted a Solicited Offer from such purchaser under the terms and conditions of this Agreement and the Settlement Date (as defined in Section 4(b) hereof) and the Company shall default on its obligation to deliver the Notes to such purchaser, the Company shall be


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obligated to pay the Agent a commission for such Notes as set forth in Exhibit B hereto. The Agents are not authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes, except as contemplated by Section 5(c) hereof.

            2.    Description of Notes; Registration Statement.

            a. Description of Notes. The Company proposes to issue the Notes under its Indenture between the Company and United States Trust Company of New York, as trustee (the "Trustee"), dated as of July 1, 1999, as supplemented from time to time pursuant to the terms thereof by one or more Supplemental Indentures (the "Supplemental Indentures") in substantially the form heretofore delivered to the Agents (such Indenture, as so supplemented, being hereinafter referred to as the "Indenture"). Until the Release Date (hereinafter defined), the Notes will be secured by one or more series of the Company's First Mortgage Bonds (the "Senior Note First Mortgage Bonds"). Upon the issuance of each series of Notes prior to the Release Date, the Company will simultaneously issue and deliver to the First Mortgage Trustee (hereinafter defined), as security for all the Notes, a series of Senior Note First Mortgage Bonds, in the same aggregate principal amount and having the same stated interest rate and maturity date and other terms as the corresponding series of Notes being issued, as described in the Prospectus (hereinafter defined). Each series of the Senior Note First Mortgage Bonds will be issued and delivered pursuant to the Indenture between the Company and United States Trust Company of New York, as successor trustee (the "First Mortgage Trustee"), dated as of March 1, 1946, as heretofore supplemented and as it is to be further supplemented by one or more Supplemental Indentures (collectively, the "First Mortgage Bonds Supplemental Indenture") in connection with each series of Senior Note First Mortgage Bonds in substantially the form heretofore delivered to the Agents (said Indenture, as heretofore supplemented and as it is to be further supplemented, being hereinafter referred to as the "Mortgage"). The Release Date will be the earlier of
      (1) the date that all the Company's First Mortgage Bonds (other than Senior Note First Mortgage Bonds) have been retired (whether at, before or after the maturity thereof) through payment, redemption, repurchase, defeasance or otherwise, and (2) the date upon which the Trustee holds Senior Note First Mortgage Bonds constituting not less than 80% in aggregate principal amount of all First Mortgage Bonds.

                                       2

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            The Notes shall have the series  designation,  denominations,  issue price, maturities, interest rates, redemption provisions, if any, and other terms as set forth in the Prospectus (as defined in Section 2(b) hereof). The Notes will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Procedures (as defined in Section 4(a) hereof).

            b. Registration Statement. On May 18, 1999, the Company filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-78717) relating to $100,000,000 aggregate principal amount of the Company's Senior Notes and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and the Company has filed or will file such amendments thereto, if any, and such prospectus and amendments thereto, if any, as may be required to the date hereof. Such registration statement, as so amended, has been declared effective by the Commission. None of the Senior Notes registered thereunder has been issued. In addition, on October 12, 1999, the Company filed with the Commission a registration statement on Form S-3 (Registration No. 333-88783) relating to an additional $200,000,000 aggregate principal amount of the Company's Senior Notes (together with the Senior Notes registered pursuant to Registration No. 333-78717, the "Notes") and the offering thereof from time to time in accordance with said Rule 415. The registration statements as so amended at the date of this Agreement (including, in each case, all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")), are hereinafter called the "Registration Statement." References herein to "Prospectus" as of any given date shall mean the combined prospectus forming a part of Registration No. 333-88783, and all applicable amendments or supplements thereto, including the prospectus supplement (the "Prospectus Supplement") and any pricing supplement (each, a "Pricing Supplement") relating to the offering of the Notes (other than any amendment or supplement relating to a particular offering of Notes other than the Notes being offered on such date), including in each case all Incorporated Documents. References herein to the time the Registration Statement became effective, or its effective date, shall mean the later of the time and date that Registration No. 333-88783 was declared effective and the time and date of the filing thereafter of the Company's most recent annual report on Form 10-K, if such filing is made

                                       3
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    prior to the applicable Settlement Date (as defined in Section 4(b) hereof).

            3. Representations and Warranties of the Company. The Company represents and warrants to each Agent as of the date of this Agreement, as of the date of each acceptance by the Company of an offer for the purchase of Notes, as of the date of each delivery of Notes, and as of the times referred to in Section 8(b) hereof (each a "Representation Date"), as follows:

            a. Registration Statement and Prospectus. The Registration Statement, the Prospectus, the Indenture and the Mortgage comply in all material respects with the applicable provisions of the Securities Act or the Trust Indenture Act of 1939, as amended (the "1939 Act"), as the case may be, and the rules and regulations of the Commission thereunder (respectively, the "Securities Act Regulations" and the "1939 Act Regulations"). Neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that the representations and warranties in this Section 3(a) shall not apply to statements in or omissions from the Registration Statement and Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use in the Registration Statement or Prospectus, or to any statements in or omissions from the Statement of Eligibility and Qualifications of the Trustee under the Indenture and the First Mortgage Trustee under the Mortgage, but nothing contained herein is intended as a waiver of compliance with the Securities Act or the Securities Act Regulations or any rule or regulation of the Commission thereunder.

            b. Incorporated Documents. The Incorporated Documents, when filed with the Commission, complied and will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), and, when read together with other information in the Prospectus, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                       4

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            c.  1939  Act.  The  Indenture  and  the  Mortgage  have  been  duly authorized and qualified under the 1939 Act.

            d. Authorization and Validity of Notes. The Notes have been duly authorized and will, when issued and paid for as contemplated in this Agreement and duly authenticated by the Trustee under the Indenture, be legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, fraudulent conveyance or other laws affecting the enforcement of mortgagees' and creditors' rights generally and by general principles of equity) and will be entitled to the benefits provided by the Indenture.

            e. Authorization and Validity of the Indenture. The Indenture has been duly authorized by the Company and when duly executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, fraudulent conveyance or other laws affecting the enforcement of mortgagees' and creditors' rights generally and by general principles of equity).

            f. Authorization and Validity of Senior Note First Mortgage Bonds. The Senior Note First Mortgage Bonds have been duly authorized and will, when issued by the Company and duly authenticated by the First Mortgage Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, fraudulent conveyance or other laws, including, without limitation, the Atomic Energy Act of 1954 and the regulations thereunder (the "Atomic Energy Act"), affecting the enforcement of mortgagees' and creditors' rights generally and by general principles of equity) and will be entitled to the security afforded by the Mortgage.

            g. Authorization and Validity of Mortgage. The Mortgage has been duly authorized by the Company and when duly executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws, including, without limitation, the Atomic Energy Act, affecting the enforcement of mortgagees' and creditors' rights and by general principles of equity).

            h.   Accountants.   The  accountants  who  certified  the  financial
      statements included or incorporated by reference in the Prospectus are independent certified accountants with

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      respect to the Company  within the meaning of the  Securities  Act and the
      Securities Act Regulations (hereinafter, the "Independent Accountants").

            i. No Defaults. The performance by the Company of the terms of this Agreement and the issuance of the Notes and the Senior Note First Mortgage Bonds will not result in a breach by the Company of any terms of, or constitute a default under, any material agreement or undertaking of the Company.

            j. Due Incorporation and Qualification. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the state of its incorporation with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

            k. Regulatory Approvals; Authorizations. The New Jersey Board of Public Utilities ("NJBPU") has authorized or, prior to any offering or sale of the Notes by the Company, will have authorized, the issuance of the Senior Note First Mortgage Bonds and the issuance and sale of the Notes then being so offered or sold; and no other consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1939 Act, the 1939 Act Regulations, the Securities Act, the Securities Act Regulations or state securities or Blue Sky laws. The Company possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business as currently operated, except where the failure to possess such certificate, authorization or permit would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

            l. Material Changes or Material Transactions. Since the respective dates as of which information is given in the Registration Statement and Prospectus, except as otherwise
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      stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

            m. Subsidiaries. The Company has no subsidiaries other than JCP&L Preferred Capital, Inc. and JCP&L Capital, L.P.

            4.    Administrative Procedures; Settlement.

            a. Administrative Procedures. Administrative procedures relating to the offer and sale of the Notes, the issuance and delivery of certificates representing the Notes and payment for the Notes are set forth in Exhibit A (as they may be amended from time to time, the "Procedures"), the terms of which are incorporated herein by reference. Each Agent and the Company agree to perform the respective duties and obligations to be performed by each of them as provided in the Procedures. The Procedures may be amended only by a written agreement between the Company and the Agents. The Agents agree that the principal amount of Notes to be offered and sold from time to time, and the prices, denominations, interest rates, maturities, redemption provisions, if any, and other terms on which the Notes are to be offered and sold will comply with limitations established by the Company with the Agents in accordance with the Procedures.

            b. Settlement. Delivery of Notes in fully registered form shall be made in accordance with the Procedures. The date of the delivery to the Agents of Notes sold against delivery to the Company of funds in payment therefor is herein called the "Settlement Date."

            5. Obligations of the Agents.

            a. Solicitations as Agent. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as agent of the Company, to use its reasonable best efforts when requested by the Company to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus and the Procedures. In soliciting others (including customers of the Agents) to purchase Notes from the Company, each Agent will be acting as sales agent for the Company and not as principal. Each Agent will use its reasonable best efforts to solicit such purchases, provided, that such Agent may in its sole discretion suspend its
                                       7

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      efforts from time to time.  Upon  acceptance by the Company of a Solicited
      Offer, the Agent responsible for such offer will make reasonable efforts to obtain performance by the prospective purchaser of Notes, but the Agent will have no liability to the Company if such purchase is not consummated for any reason.

            b. Commissions. Promptly on the Settlement Date, the Company will pay each Agent a commission in the form of a discount equal to the applicable percentage of the principal amount of Notes sold by the Company as a result of Solicited Offers for which such Agent is responsible as set forth in Exhibit B hereto. No portion of such commission may be reallowed to dealers or purchasers in connection with the offer and sale of any Notes. No commission shall be payable with respect to purchases by any Agent as principal, except in accordance with Section 5(c) hereof.

            c. Purchases as Principal. From time to time any Agent may agree with the Company to purchase Notes from the Company as principal, and, if requested by such Agent, such purchase shall be made in accordance with the terms of a separate agreement to be entered into between such Agent and the Company (which may be an oral agreement confirmed in writing or which may take the form of an exchange of any standard form of written communication between such Agent and the Company). Each such separate agreement is herein referred to as a "Purchase Agreement." Each written Purchase Agreement shall be substantially in the form of, and each oral Purchase Agreement confirmed in writing or Purchase Agreement consisting of an exchange of other standard forms of written communication (unless otherwise agreed to by such Agent and the Company) shall be deemed to include the terms contained in, Exhibit C attached hereto. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement. Under no circumstances shall an Agent be obligated to purchase any Notes for its own account except to the extent the Agent has made a firm commitment with the Company in connection with an offering which has been expressly authorized by the Company and agreed to by such Agent pursuant to a Purchase Agreement. Each Agent's commitment to purchase Notes pursuant to a Purchase Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company contained herein. Unless otherwise specified in the applicable Pricing Supplement, any Note sold to an Agent as principal will be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of

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      identical maturity,  and may be resold by such Agent to investors or other purchasers. In connection with the resale of Notes purchased by an Agent as principal, such Agent may utilize a selling or dealer group and may reallow a portion of the discount or commission payable to such Agent to other dealers or purchasers.

            d. Compliance with Procedures; Advertising. Each Agent agrees that in carrying out the transactions contemplated by this Agreement, it will observe and comply with the Procedures. Each Agent agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place, and not to issue any circular relating to the Notes other than the Prospectus, except in any such case with the express written consent of the Company.

            6. Conditions to Obligations of Agents and Purchasers. The obligations of the Agents to act and continue to act as Agents hereunder, the obligation of any purchaser of Notes sold in connection with a Solicited Offer, and the obligation of any Agent to purchase Notes pursuant to a Purchase Agreement shall be subject to the following conditions:

            a. Prospectus; Prospectus Supplements. Any prospectus, prospectus supplement or pricing supplement required to be filed pursuant to Rule 424(b) under the Securities Act to reflect the terms of an offer to purchase Notes shall have been timely filed in accordance with the Securities Act.

            b. Regulatory Approvals. There shall be in full force and effect orders of the NJBPU and of the Commission which are acceptable to the Agents and which permit the execution and delivery of the Supplemental Indentures and the First Mortgage Bonds Supplemental Indenture, the issuance of the Senior Note First Mortgage Bonds and the issuance and sale of the Notes substantially in accordance with the terms and conditions herein set forth. The Agents hereby acknowledge that such orders in effect as of the date of this Agreement are acceptable and agree that subsequent orders (or amendments to existing orders) furnished to the Agents by the Company shall be deemed acceptable unless the Agents shall have given notice to the Company to the contrary not later than 24 hours after receiving a copy thereof.

            c.  Absence  of  Stop   Orders.   No  stop  order   suspending   the
      effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending
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      before, or to the knowledge of the Company  threatened by, the Commission, and the Agents shall have received a certificate (as described under Section 6(i) below) to such effect, dated the date of this Agreement and signed by an officer of the Company.

            d. Performance by Company. The Company shall have performed all agreements contained herein to be performed by it on or prior to such date.

            e. Representations and Warranties. The representations and warranties of the Company herein contained shall be true and correct, and the Agents shall have received a certificate (as described under Section 6(i) below) to such effect, dated the date of this Agreement and signed by an officer of the Company.

            f. Opinion of Company Counsel. On or prior to the first Settlement Date, the Agents shall be furnished with an opinion of Berlack, Israels & Liberman LLP (herein sometimes referred to as "Counsel for the Company"), dated such date, to the effect that:

                  (i) The Company is duly incorporated and validly existing under the laws of the State of New Jersey and has corporate authority to carry on its business as described in the Prospectus, to own, lease and operate the properties used and useful in said business and to issue the Notes and the Senior Note First Mortgage Bonds and secure the same by the Indenture and the Mortgage;

                  (ii) the Indenture has been duly authorized, executed and delivered by the Company and is a valid instrument legally binding upon the Company (except as limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally);

                  (iii) when the Notes have been duly executed by the Company, authenticated by the Trustee and delivered by the Company, and payment therefor has been received by the Company pursuant to this Agreement, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits provided by the Indenture, subject to the limitation set forth in paragraph (ii) of this Section 6(f);

                  (iv) the Mortgage has been duly authorized, executed and delivered by the Company and is a valid instrument legally binding upon the Company (except as

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      limited by bankruptcy, reorganization,  insolvency, fraudulent conveyance, moratorium or other similar laws including, without limitation, the Atomic Energy Act, affecting creditors' rights generally);

                  (v) when the Senior Note First Mortgage Bonds have been duly executed by the Company, authenticated by the First Mortgage Trustee and delivered by the Company, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the lien of and benefits provided by the Mortgage, subject to the limitation set forth in paragraph (iv) of this Section 6(f);

                  (vi) the statements made in the Prospectus under the headings "Description of the Notes," "Description of Senior Notes" and "Description of Senior Note Mortgage Bonds" fairly present the information required to be included in the Propspecuts insofar as such statements constitute summaries of certain documents referred to therein;

                  (vii) all approvals, consents, and orders of the NJBPU and the Commission legally required for the execution and delivery of the Supplemental Indentures and the First Mortgage Bonds Supplemental Indenture, the issuance of the Senior Note First Mortgage Bonds and the issuance and sale of the Notes have been obtained; and no approval or consent of any other commission or other governmental authority is legally required for such execution, delivery, issuance and sale (except that the sale of the Notes in certain states may be subject to the provisions of the securities laws of such states); and such approvals, consents and orders are adequate to permit the execution and delivery of the Supplemental Indentures and the First Mortgage Bonds Supplemental Indenture, the issuance of the Senior Note First Mortgage Bonds and the issuance and sale of the Notes in accordance with this Agreement, except that a further order of the NJBPU is necessary in order for the Company to issue and sell any Notes at rates in excess of those authorized in the March 18, 1999 order of the NJBPU;

                  (viii)  the  Mortgage  has been duly  recorded,  or lodged for record, as a mortgage upon the property covered thereby in such manner as is necessary to maintain the lien thereof, and constitutes as security for the Notes a valid lien on all property and franchises owned by the Company (except certain real estate not necessary or appropriate for the Company's
      business;   cash,   contracts,   choses  in  action  and   securities  not
      specifically subjected to the lien of the
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      Mortgage;  certain equipment not installed as fixed property;  merchandise and supplies acquired, and electricity or products generated or purchased for resale; and materials and supplies held for consumption) as described or referred to in the Prospectus under the heading "Description of Senior Note Mortgage Bonds" and subheading "Kind and Priority of Lien", subject to no prior liens or encumbrances other than those specified or referred to or as otherwise set forth under said subheading;

                  (ix) each of the Indenture and the Mortgage is qualified under the 1939 Act;

                  (x) this Agreement (or a Purchase Agreement, as the case may be) has been duly authorized, executed and delivered by the Company;

                  (xi) at the time the Registration Statement became effective, and as of the date hereof, the Registration Statement and Prospectus (except the financial statements and other financial information included or incorporated by reference therein, as to which counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission regarding registration statements on Form S-3 and related prospectuses, and the documents or portions thereof filed with the Commission pursuant to the Exchange Act and incorporated by reference therein, comply as to form with the Exchange Act and the Exchange Act Regulations; and

                  (xii) to such counsel's knowledge, (A) there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and (B) the execution and delivery of this Agreement (or a Purchase Agreement, as the case may be), the Indenture and the Mortgage and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, or any law, administrative regulation or administrative or court order or decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator
                                       12
      having jurisdiction over the Company; nor will such action result in any violation of the provisions of the charter or by-laws of the Company.

            In addition, such counsel shall state that to such counsel's knowledge, but without independent check or verification except as indicated, nothing has come to the attention of such counsel that would lead them to believe that either (A) the Registration Statement, as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (B) the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission or at the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information included or incorporated by reference therein, as to which such counsel need express no view).

            In giving such opinion, Counsel for the Company may rely (1) as to matters of Pennsylvania law and legal conclusions based thereon, upon the opinion of Ryan, Russell, Ogden & Seltzer LLP, Reading, Pennsylvania, and
      (2) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

            g. Opinion of Counsel for the Agents. On or prior to the first Settlement Date, the Agents shall be furnished with an opinion, dated such date, of Winthrop, Stimson, Putnam & Roberts (herein sometimes referred to as "Counsel for the Agents"), stating in substance the matters set forth in paragraphs (ii), (iii), (iv) (though without reference to the Atomic Energy Act), (v), (vi), (ix), (x) and (xi) of Section 6(f) and further stating that, based on certain examinations, investigations and participation in certain conferences as described in such opinion, nothing has come to the attention of such counsel that would lead them to believe that either (A) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (B) the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission or at the date of this Agreement, contained or contains an untrue statement of a material fact or
                                       13
      omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In addition, such counsel shall state that, with respect to paragraphs (iv) and (v) of Section 6(f) above, they call the Agents' attention to the fact that the provisions of the Atomic Energy Act impose certain licensing and other requirements upon persons (such as the First Mortgage Trustee or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear power generating facilities.

            In giving such opinion, Counsel for the Agents may rely (i) as to all matters of New Jersey law and legal conclusions based thereon, upon the opinion of Counsel for the Company, (ii) as to matters of Pennsylvania law and legal conclusions based thereon, upon the opinion of Ryan, Russell, Ogden & Seltzer LLP, Reading, Pennsylvania, and (iii) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

            h. Accountant's Letter. On the date of this Agreement, the Agents shall be furnished with a letter, dated the date of this Agreement and addressed to the Board of Directors of the Company and the Agents from the Independent Accountants, to the effect that:

                  (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Regulations;

                  (ii) in their opinion, the financial statements and supplemental schedules audited by them and incorporated by reference in the Prospectus and included or incorporated by reference in the Company's most recent annual report on Form 10-K ("Form 10-K") comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the Exchange Act Regulations;

                  (iii) on the basis of (1) procedures performed, as specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim
      Financial Information, on the unaudited balance sheets and related unaudited condensed statements of income, retained earnings and cash flows of the Company incorporated by reference in the Registration Statement and included in the
                                       14

      Company's quarterly reports on Form 10-Q since the filing of the most recent Form 10-K (collectively, "Forms 10-Q"), (2) a reading of the latest unaudited operating revenues and net income included or incorporated by reference in the Prospectus, (3) a reading of the latest available unaudited financial statements of the Company, (4) a reading of the minutes of the meetings of the stockholder, the Board of Directors and the Executive Committee of the Board of Directors of the Company as set forth in the minute books since December 31, 1998, and (5) inquiries of certain officials of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that the Independent Accountants make no representations as to the sufficiency of such procedures for the Agents' purposes), nothing has come to their attention which caused them to believe that (A) the unaudited financial statements included in the Forms 10-Q do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the Exchange Act Regulations, or that any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles, (B) any material modifications should be made to the unaudited amounts of operating revenues and net income for the most recent 12-month period included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles or (C) on the date of the latest available financial statements and on a specified date not more than five days prior to the date of this Agreement, as the case may be, there was any change in the common stock, preferred stock without mandatory redemption, preferred stock with mandatory redemption or long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to sinking fund provisions, or changes in obligations under capital leases incurred in the ordinary course of the Company's business), of the Company, or any decrease in its net assets (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown in the most recent balance sheet included in the most recent Form 10-K or Form 10-Q, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur; and

                  (iv) they have proved the arithmetic accuracy of or performed certain other procedures on (A) the following items contained in the Prospectus: (1) the dollar amounts under "Description of Senior Note Mortgage Bonds - General" and " - Dividend Restrictions" and (2) the ratios of earnings to fixed charges under "Ratios of Earnings to Fixed Charges"; (B) the following items contained in the most recent Form 10-K and incorporated by reference in the Registration Statement: (1) the dollar amounts and the ratios in the Statements Showing Computation of Ratios of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends based on SEC Regulation S-K, Item 503 for the most recent period therein, and (2) the percentages under: "Part I - Item 1 - Business" with respect to sales and operating revenue by customer category; and (C) unless superseded by a more recent Form 10-K, the following items contained in the most recent Form 10-Q and incorporated by reference in the
      Registration Statement: the dollar amounts and the ratios in the Statements Showing Computation of Ratios of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends based on SEC Regulation S-K, Item 503.

            i. Officer's Certificate. On the date of this Agreement, the Agents shall have received a certificate signed by a senior financial officer of the Company, to the effect that (a) except as reflected in, or contemplated by, the Registration Statement and Prospectus, since the most recent dates as of which information is given therein, there has not been any material adverse change in the business, properties or financial condition of the Company, and since such dates there has not been any material transaction entered into by the Company other than transactions disclosed in or contemplated by the Registration Statement and Prospectus and transactions in the ordinary course of business, and the Company has no material contingent obligation which is not disclosed in the Registration Statement and Prospectus, (b) no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose are pending before or, to the Company's knowledge, threatened by the Commission and (c) the representations and warranties of the Company contained herein are true and correct as of the date of this Agreement and as if made on the date of this Agreement.

            j. Certificate. At the date of this Agreement and as of each Settlement Date, the Agents shall have received a certificate of an officer of the Company to the effect that (A) the resolutions of the Company's Board of Directors at a regular meeting held on April 28, 1998 are still in full force and effect and have not been altered, amended or
                                       16
      rescinded or certifying any amendments or alterations thereto or any resolutions superseding such prior resolutions, (B) the resolutions of the Terms Committee of the Company's Board of Directors at a meeting held on July 27, 1999, as supplemented by the resolutions of the Terms Committee of the Company's Board of Directors at a meeting held on November 8, 1999, are still in full force and effect and have not been further altered, amended or rescinded or certifying any amendments or alterations thereto or any resolutions superseding such prior resolutions, and (C) the order issued by the NJBPU is in full force and effect and sufficient to authorize the issuance of the Senior Note First Mortgage Bonds (unless such Settlement Date occurs after the Release Date) and the issuance and sale of the Notes on each such Settlement Date.

            k. Other Documents. The Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request. In case any of the conditions specified above in this Section 6 shall not have been fulfilled, or if all legal proceedings to be taken in connection with the issuance and sale of the Notes shall not have been reasonably satisfactory in form and substance to Counsel for the Agents, the Agents and/or the purchasers of Notes shall have no further obligation to proceed with any offering, solicitation, sale or purchase with respect to the Notes.

            7. Covenants of the Company. The Company agrees as follows:

            a. Prospectus; Prospectus Supplements. The Company will file with the Commission a prospectus, prospectus supplement or pricing supplement pursuant to Rule 424(b) under the Securities Act, with such changes therein as may be approved by Counsel for the Agents, as soon as practicable after the Company has accepted an offer to purchase Notes.

            b. Notice of Certain Events. The Company will notify the Agents immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any supplement to the Prospectus, or any document to be filed pursuant to the Exchange Act which will be incorporated by reference in the Prospectus,
      (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information,

      (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (vi) any order of the NJBPU or the Commission (or any amendment of any such order) affecting the offer and sale of the Notes as contemplated by this Agreement and (vii) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities (including the Notes) of the Company. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest practicable moment. The Company will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional senior notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than (i) a supplement or amendment relating solely to the sale of the Notes, (ii) a supplement or amendment relating solely to a change in the interest rates or maturities of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes, and (iii) Forms 8-K that are filed solely for the purpose of filing Exhibits pursuant to Item 601 of Regulation S-K) whether by the filing of documents pursuant to the Exchange Act, the Securities Act or otherwise, and will furnish the Agent with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be.

            c. Copies of Certain Documents. The Company will, on or prior to the date hereof, deliver to each Agent and also, on request, to Counsel for the Agents:

                  (i) a copy of the Registration Statement as originally filed and of each amendment thereto, each signed by or on behalf of the proper officers of the Company and a majority of its Board of Directors, including a signed copy of each consent, opinion and certificate included therein or filed as an exhibit thereto, and also including the exhibits to, and the documents incorporated by reference in, such Registration Statement and amendments thereto (other than such exhibits as are incorporated in the Registration Statement by reference, unless specifically requested), and, so long as this Agreement remains in effect, as soon as possible after each supplement or amendment to the Prospectus has been filed with the Commission, as many copies of the Prospectus, then current, and any documents incorporated by reference therein, as the Agents may
                                       18
     reasonably request for the purposes contemplated by the Securities Act; and

                  (ii) such other documents (including copies of the Registration Statement and of any amendments thereto, in each case including documents incorporated therein by reference but excluding exhibits) appropriately signed or certified if so requested, relating to the issuance and validity of the Notes as any Agent or Counsel for the Agents may reasonably request.

            d. Exchange Act Filings. After acceptance of an offer to purchase any Notes and prior to the termination of this Agreement, the Company will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, which documents shall be satisfactory to Counsel for the Agents, and will deliver to the Agents, without charge, promptly after the filing thereof as many copies of each such report and amendment (excluding exhibits) as the Agents may reasonably request.

            e. Delivery of Prospectuses. Promptly after the effective date of any post-effective amendment filed after acceptance by the Company of an offer to purchase any Notes or after the date of any pricing supplement, prospectus supplement or prospectus reflecting the terms of such offer filed or mailed for filing to the Commission, the Company will furnish to each Agent, in accordance with each Agent's instructions, without charge, as many copies of the Prospectus (without the documents incorporated therein by reference) as each Agent may reasonably request for the purposes contemplated by the Securities Act.

            f. Material Events; Prospectus Revisions. If any event relating to or affecting the Company, or of which the Company shall be advised by an Agent, shall occur, which in the reasonable opinion of the Company or of Counsel for the Agents should be set forth in a supplement to or an amendment of the Prospectus so that the Prospectus, as amended and supplemented, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered to a purchaser, not misleading, the Company will, upon the occurrence of each such event, forthwith at its own expense notify the Agents promptly to suspend offers for sale and solicitations of purchase of the Notes, and promptly after the receipt of such notice the Agents will suspend offers for sale and
                                       19
      solicitations of purchase of the Notes and cease using the Prospectus. If the Company shall decide to so amend or supplement the Registration Statement or Prospectus, the Company will promptly (i) prepare and furnish to each Agent a reasonable number of copies of a supplement or amendment to the Prospectus, reasonably satisfactory to Counsel for the Agents, or
      (ii) file with the Commission documents to be incorporated by reference in the Prospectus, reasonably satisfactory to Counsel for the Agents in either case so that statements in the Prospectus as so supplemented, amended or modified will not contain as of the date of such supplement, amendment or modification, any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser, not misleading, and will advise the Agents when they may resume offers for sale, and solicitations of purchases, of the Notes; provided, that should such events relate solely to the activities of the Agents, then the Agents shall assume the expense of preparing such amendment or supplement.

            If (i) during a period when an Agent owns any Notes purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a Prospectus in respect of transactions in the Notes, and (ii) any event relating to or affecting the Company shall occur which, in the reasonable opinion of the Company or of Counsel for the Agents should be set forth in a supplement to or an amendment of the Prospectus so that the Prospectus, as amended and supplemented, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered to a purchaser, not misleading, the Company shall promptly, at its expense, prepare and file with the Commission a supplement to or amendment of the Prospectus so that the Prospectus will not contain as of the date of such supplement or amendment any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made when the Prospectus is delivered, not misleading.

            g. Earning Statement. The Company will make generally available to its security holders as soon as practicable following each calendar quarter, commencing with the next quarter beginning after the date of this Agreement and ending with the fifth calendar quarter after the end of the calendar quarter in which the last sale of Notes effected pursuant hereto occurs, an earning statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and which need not be certified by independent public accountants unless required by the Securities Act) covering a twelve-month period ending at the close of the next preceding calendar quarter, which earning statement shall be in the same detail as the statement of income incorporated by reference in the Registration Statement.

            h. Published Reports. The Company will deliver to the Agents, so long as this Agreement shall remain in effect, as promptly as possible copies of any published reports of the Company to its security holders, including any annual report and quarterly reports of the Company, and any other financial reports made generally available to its security holders.

            i. Expenses. The Company shall, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement, including (A) the reasonable out-of-pocket expenses, including fees and expenses of Counsel for the Agents, in connection with this Agreement and the implementation of the program for the offer and sale of the Notes as contemplated hereby and, unless otherwise stated in a Purchase Agreement, in connection with the purchase of Notes by the Agents or any Agent pursuant to Section 5(c) hereof (exclusive of fees and expenses referred to in Sections 7(i)(B)(iii) and 7(j) below), and (B) all reasonable expenses, fees and all taxes in connection with (i) except as provided in Section 7(f) above, the preparation, filing, printing and delivery of copies of the Supplemental Indentures, the First Mortgage Bonds Supplemental Indenture, the Registration Statement and amendments thereto and the Prospectus and amendments and supplements thereto (including in each case all Incorporated Documents), this Agreement and all other documents relating to this offering, (ii) the preparation, printing, issuance and delivery of the Notes and the Senior Note First Mortgage Bonds, (iii) the qualification of the Notes under blue sky laws as aforesaid (subject to the limit on such fees specified in subsection (j) of this Section 7),
      (iv) the furnishing of the opinions of Counsel for the Company and certificates of the Company, (v) the services rendered by its accountants in connection with this Agreement and the transactions contemplated hereby and (vi) the continuing advice and services of Counsel for the Agents after the date hereof in connection with the transactions contemplated hereby. The Agents agree to notify the Company upon execution of this Agreement and semi-annually thereafter, in
                                       21
      writing in reasonable detail of the amount of such fees and expenses.

            j. Blue Sky Qualifications. The Company will use its best efforts to qualify at its expense the Notes for offer and sale under the securities laws in such states as the Agents may from time to time designate, and will pay all fees and expenses including fees and disbursements of counsel not to exceed $7,500 incurred in connection with the preparation of surveys relating thereto and to legality for investment; provided, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any state.

            k. Company's Obligations upon Default. If the Company shall default in its obligations to deliver Notes to a purchaser whose Solicited Offer it has accepted, the Company shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to each Agent any commission to which it would be entitled in connection with such sale.

            l. Copies of Certain Orders. Upon receipt by the Company of any order of the NJBPU or the Commission (or of any amendment of any such order) affecting the offer and sale of the Notes as contemplated by this Agreement, the Company shall immediately deliver a copy of such order or amendment to each Agent.

            m. Sales of Notes by the Company. During the period, if any, specified in any Purchase Agreement, the Company will not issue or announce the proposed issuance of any Notes or of securities with terms substantially similar to the Notes.

            n. Conditions to Agency Transactions. The Company shall offer to any person who has agreed to purchase any Notes as a result of an offer to purchase solicited by an Agent the right to refuse to purchase and pay for such Notes if, on the related Settlement Date, (i) there has been, since the date on which such person agreed to purchase the Notes (the "Trade Date"), or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, if any, considered as one enterprise, whether or not arising in the ordinary course of business the effect of which shall be as to make it, in the reasonable judgement of such person, impracticable or inadvisable to purchase the Notes, or (ii)
                                       22
      there shall have occurred any material adverse change in the financial markets in the United States or any new outbreak of hostilities including, but not limited to, an escalation of hostilities which existed on or prior to the Trade Date, or other national or international calamity or crisis the effect of which shall be such as to make it, in the reasonable judgment of such person, impracticable or inadvisable to purchase the Notes, or (iii) trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum price ranges for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a banking moratorium shall have been declared by Federal or New York authorities, or (iv) the rating assigned by any nationally recognized securities rating agency to any debt securities (including the Notes) of the Company as of the Trade Date shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading.

            8. Further Representations, Warranties and Covenants by the Company. The Company further represents, warrants and agrees with the Agents as follows:

            a. Reaffirmation of Representations and Warranties. Each authorization by the Company to the Agents to offer for sale, or solicit purchases of, the Notes as provided in the Procedures shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such authorization and an undertaking that such representations and warranties will be true and correct on the Settlement Date, in each case as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

            b. Subsequent Delivery of Officer's Certificate. Each time that the Registration Statement or the Prospectus shall be amended or supplemented, or a document shall be filed under the Exchange Act which is incorporated by reference in the Registration Statement or Prospectus (except (i) supplements or amendments relating solely to the sale of the Notes and
      (ii) Forms 8-K that are filed solely for the purpose of filing exhibits pursuant to Item 601 of
                                       23

      Regulation S-K), the Company shall furnish or cause to be furnished forthwith to the Agents a certificate in form and substance satisfactory to the Agents in their reasonable judgment to the effect that the statements contained in the certificates referred to in Sections 6(i) and 6(j) hereof which were last furnished to the Agents are true and correct at the time of such amendment or supplement or filing as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time), or, in lieu of such a certificate, a certificate, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the certificates referred to in said Sections 6(i) and 6(j) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate. Any certificate signed by any officer of the Company and delivered to any Agent or to Counsel for the Agents in connection with an offering of Notes shall be deemed a representation and warranty by the Company to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

            c. Subsequent Delivery of Legal Opinions. Each time that the Registration Statement or the Prospectus shall be amended or supplemented, or a document shall be filed under the Exchange Act which is incorporated by reference in the Registration Statement or Prospectus (except (i) supplements or amendments relating solely to the sale of the Notes, (ii) supplements or amendments relating solely to a change in the interest rates or maturities of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes, (iii) Forms 8-K that are filed solely for the purpose of filing exhibits pursuant to Item 601 of Regulation S-K and (iv) any Current Report on Form 8-K or Form 10-Q unless the Agent shall otherwise specify), the Company shall furnish or cause to be furnished forthwith to the Agents a written opinion of Counsel for the Company, dated the date of delivery thereof and in form and substance reasonably satisfactory to Counsel for the Agents, of the same tenor as paragraphs (vi) and (xi) of Section 6(f) and the paragraph next succeeding paragraph (xii) of Section 6(f), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion or, in lieu of such opinion, Counsel for the Company may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

            d. Subsequent Delivery of Accountants' Letter. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to set forth financial information included in or derived from the Company's financial statements, or any document containing financial information so included or derived shall be filed under the Exchange Act and incorporated by reference in the Prospectus, the Company shall cause the Independent Accountants to furnish to the Agents a letter, dated the date of filing such amendment or supplement or document with the Commission, in form and substance satisfactory to the Agents in their reasonable judgment, of the same general tenor as the letter referred to in Section 6(h) hereof but with appropriate modifications to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter and as may be necessary to reflect changes in the financial information included or incorporated by reference in the Registration Statement and the Prospectus as then amended or supplemented since the date of the last previous such letter furnished to the Agents; provided, however, that no letter or information need be furnished with respect to year-end audited financial statements of the Company if copies of such year-end audited financial statements are delivered to the Agents, unless in the reasonable judgement of either of you, such letter should cover information or changes in one or more specified financial statement line items or under "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in such year-end audited financial statements and such information or any such change requested is not otherwise included in or derivable from the information contained in the financial statements or financial statement schedules audited by the Independent Accountants and referred to in the Report of Independent Accountants contained in such year-end audited financial statements.

            e. Suspension of Certain Obligations. Notwithstanding the foregoing, if, at any time and from time to time during the term of this Agreement, the Company delivers to the Agents notification of its decision to suspend the solicitation of offers to purchase the Notes hereunder, and, during the period, if any, specified in any Purchase Agreement, the Agents shall not then hold any Notes as principal purchased pursuant to a Purchase Agreement, then during the period of any such suspension the Company shall be relieved of its obligation to provide to the Agents the certificate, opinion and letter required pursuant to Sections 8(b), 8(c) and 8(d). However, if and when any such suspension is lifted, the Company shall be required to deliver to the Agents, prior to the resumption of such solicitations hereunder, a certificate, opinion and letter in form and substance reasonably satisfactory to the Agents in their reasonable judgment, of the same general tenor as the certificates, opinion and letter referred to in Sections 6(i) and 6(j), Section 6(f) and Section 6(h), respectively, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented during the period of such suspension.

          9.    Indemnification.

          a. Indemnification of Agents. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls either of the Agents within the meaning of Section 15 of the Securities Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense, whatsoever arising out of (A) any untrue statement or alleged untrue statement of a material fact, or (B) the omission or alleged omission of a material fact required to be stated or necessary to make statements made not misleading, in or from the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), unless any such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by either of the Agents expressly for use in the Registration Statement (or any amendment thereto) or in such preliminary prospectus or the Prospectus (or any amendment or supplement thereto), provided, however, that such indemnity with respect to the Prospectus or any preliminary prospectus shall not inure to the benefit of any Agent from whom the person asserting any such loss, liability, claim, damage or expense purchased the Notes concerned, to the extent that it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company furnished to such Agent, prior to the written confirmation of the sale of the Notes to such purchasing person, copies of such Prospectus or preliminary prospectus (including, in each case, any amendment or supplement thereto), (x) delivery of such Prospectus or preliminary prospectus was required by the Securities Act to be made to such person,
      (y) the untrue statement or omission of a material fact contained in such Prospectus or
                                       26
      preliminary prospectus was corrected in an amendment or supplement to such Prospectus or preliminary prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of the Notes to such person, a copy of such Prospectus or preliminary prospectus, as then amended or supplemented;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever relating to or arising out of the settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any alleged untrue statement or omission (including, without limitation, the aggregate amount paid in settlement), if such settlement is affected with the written consent of the Company; and

                  (iii) against any and all expenses whatsoever, reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under paragraph
      (i) or (ii) above.

            b. Indemnification of Company. Each Agent severally agrees that it will indemnify and hold harmless the Company, its directors, and each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Agent, such Agent shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Agents in each case by the provisions of subsection (a) of this Section 9.

            c. General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties, which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (the expenses of which are subject to the immediately following sentence) to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnity contained in this Section 9 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, or either of the Agents or any controlling person, and shall survive the delivery of the Notes and the termination of this Agreement.

            10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 9 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or both Agents in respect of such offering in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent to the date of such liability bears to the total sales price received by the Company from the sale of Notes to the date of such liability, and the Company is responsible for the balance; provided, however, that no such person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

            11. Termination. This Agreement may be terminated, at any time by any party hereto upon the giving of 24 hours written notice of such termination to the other parties hereto effective at the close of business on the date such notice is received. In the event of any such termination, no party shall have any liability to any other party hereto; provided that, Sections 5(b), 7(i), 9, 10, 12 and 13 hereof shall survive the termination of this Agreement, and provided further that, if at the time of any such termination the Agents shall have previously confirmed sales of Notes for which delivery and payment has not yet been made, the Company shall continue to comply with Sections 4, 7 and 8 hereof until delivery of and payment for all Notes so sold.

            12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or any Purchase Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of either of the Agents or any controlling person of either of the Agents, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

            13. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. Any suit, action or proceeding brought by the Company or any Agent in connection with, or arising under, this Agreement shall be brought only in the state or federal court of appropriate jurisdiction located either in the Borough of Manhattan, the City of New York or in any state or federal court of appropriate jurisdiction located in the Town of Morristown, County of Morris, New Jersey or the District of New Jersey. This Agreement shall inure to the benefit of the Company, the Agents and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include
                                       29
any purchaser, as such purchaser, of any of the Notes from either of the Agents.

            14. Notices. Except as otherwise specifically provided herein or in the Procedures, all communications hereunder shall be in writing, or by telex or facsimile, or by telephone or telegram if subsequently confirmed in writing, and, if to the Agents shall be mailed or delivered to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, Attention: Manager - Continuously Offered Products, Telephone: (212) 761-2000, Facsimile: (212) 761-0780 with a copy to Peter Cooper, Investment Banking Information Center at the above address, Telephone: (212) 761-8385, Facsimile: (212) 761-0260; and J.P. Morgan Securities Inc., 60 Wall Street, New York, NY 10260, Attention:
Medium-Term Note Desk, Telephone: (212) 648-0591, Facsimile: (212) 648-5909 and, if to the Company, shall be mailed or delivered to it at c/o GPU Service Inc., 310 Madison Avenue, Morristown, NJ 07962-1911, Attention: T.G. Howson, Vice President and Treasurer, Telephone: (973) 455-8519, Facsimile: (973) 644-4224.

            15. Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.


            If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.


                                   Very truly yours,

                                   Jersey Central Power & Light Company


                                   By:  /s/ T. G. Howson
                                        --------------------------
                                        T. G. Howson
                                        Vice President and Treasurer


Accepted and delivered as of
the date first above written.

Morgan Stanley & Co. Incorporated


By:  /s/ Michael Fusco
     ------------------------------
     Michael Fusco
     Vice President


J.P. Morgan Securities Inc.


By:  /s/ Steven Christensen
     ------------------------------
     Steven Christensen
     Vice President

                                                                    EXHIBIT A





                            ADMINISTRATIVE PROCEDURES


            Medium-Term Notes Due From One Year to 35 Years from Date of Issue (the "Notes"), in the aggregate principal amount of up to $300,000,000 are to be offered on a continuing basis by Jersey Central Power & Light Company (the "Company") through Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., who, as agents (each an "Agent", and collectively, the "Agents"), have agreed to use their best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

            The Notes are being sold pursuant to an Amended and Restated Distribution Agreement between the Company and the Agents, dated November 15, 1999 (the "Distribution Agreement"). The Notes will be issued pursuant to an Indenture between the Company and United States Trust Company of New York, as trustee (the "Trustee"), dated as of July 1, 1999, as supplemented from time to time pursuant to the terms thereof by one or more supplemental indentures (such Indenture, as supplemented and to be further supplemented, being hereinafter referred to as the "Indenture"). The terms "Registration Statement," "Commission," "Prospectus," "Prospectus Supplement" and "Pricing Supplement" shall have the meanings ascribed thereto in the Distribution Agreement. A Prospectus Supplement together with a Pricing Supplement is herein referred to as a "Supplemented Prospectus."

            The Notes will be issued in book-entry form and represented by one or more global notes (each, a "Global Note") delivered to the Trustee as custodian for The Depository Trust Company ("DTC") (or on behalf of such other depository as is identified in the applicable Pricing Supplement, provided that such depository shall execute a letter of representation and a medium-term note certificate agreement with the Trustee with respect to the Notes), and recorded in the book-entry system maintained by DTC and registered in the name of DTC's nominee (each, a "Book-Entry Note").

            Administrative procedures and specific terms of the offering are explained below. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Notes in the form of a certificate issued in definitive form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

            General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Prospectus, the Indenture or the Notes (which in the case of Book-Entry Notes shall be the related Global Note), as the case may be.


                         PART I: PROCEDURES OF GENERAL
                                 APPLICABILITY


            1. Date of Issuance/Authentication. Each Note will be dated as of the date of its authentication by the Trustee. Each Note shall also bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

            2. Maturities. Each Note will mature on a date selected by the purchaser and agreed to by the Company which is not less than one year nor more than thirty-five years from its Original Issue Date.

           3.  Registration. Notes will be issued only in fully registered form.

           4.  Interest.

            (a) General. Unless otherwise indicated in the applicable Pricing Supplement, interest payments on each Note shall equal the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid (or from, and including, the Original Issue Date if no interest has been paid with respect to such
      Note) to, but excluding, the next succeeding Interest Payment Date.

            (b) Regular Record Dates. Unless otherwise indicated in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date shall be the fifteenth day of the calendar month next preceding such Interest Payment Date (whether or not a Business Day (as hereinafter defined)).

            (c) Interest Payment Dates. Interest payments will be made on each Interest Payment Date and at Maturity commencing with the first Interest Payment Date following the Original Issue Date; provided, however, that the first payment of interest of any Note having an Original Issue Date between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. If an Interest Payment Date with respect to any Note would otherwise fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Note.

                  Fixed Rate Note. Interest payments on Fixed Rate Notes will be made on the dates set forth in the related Pricing Supplement of each year and at Maturity with respect to principal then maturing.

                  Floating Rate Note. Interest payments on Floating Rate Notes will be made as specified in the Floating Rate Note.

            (d) Calculation of Interest.

                  Fixed Rate Note.  Interest  (including  payments  for  partial periods) on each Fixed Rate Note will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                  Floating  Rate Note.  Interest on each Floating Rate Note will be calculated by reference to LIBOR plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. A calculation agent (the Paying Agent, unless otherwise specified in a Pricing Supplement) will be appointed by the Company to calculate such interest rate.

            5. Acceptance and Rejection of Offers. The Company shall have the sole right to accept offers to purchase Notes from the Agent and may reject any such offer in whole or in part. The Agents shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by them. The Agents shall have the right, in their discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes in whole or in part.

            6.  Preparation of Pricing Supplements.

            (a) If any offer to purchase a Note is accepted by the Company, the Company, with the approval of the Agent which presented such offer (the "Presenting Agent"), will prepare and file with the Commission a Pricing Supplement in accordance with Rule 424 under the Act, a copy of which will be forwarded to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Chuck Corso, Medium-Term Note Trading Desk, Telephone: (212) 731-1322, Facsimile: (212) 761-8846, and J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260,
      Attention:  Medium-Term Note Desk, Telephone:  (212) 648-0591,  Facsimile:
      (212) 648-5909, in each case not later than 4:00 p.m. on the first Business Day immediately following the date on which such offer to purchase is accepted. The Presenting Agent will cause a stickered Supplemented Prospectus to be delivered to the purchaser of the Note.

            (b) In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Supplemented Prospectuses prior to their use. Outdated Pricing Supplements, and the Supplemented Prospectuses to which they are attached (other than those retained for files), will be destroyed.


            7.    Settlement.

            (a) The receipt of immediately available funds by the Company in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement." Offers accepted by the Company will be settled from three to five Business Days after such acceptance by the Company or at such other time as the purchaser and the Company shall agree (but no earlier than the next Business Day) pursuant to the timetable for settlement set forth in Part II hereof under "Settlement Procedures" with respect to Book-Entry Notes. If procedures A and B of the Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

            (b) In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be set forth in the applicable Purchase Agreement if entered into
                                       4
      between such Agent and the Company in the form of Exhibit C to the Distribution Agreement.

            8. Procedure for Changing Rates or Other Variable Terms. When a decision has been reached to change the interest rate or any other variable term on any Notes being sold by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents may telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase at a new interest rate or new variable term, the Company, the Presenting Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement Procedures." The foregoing procedure for changes shall in no way affect the Company's right to suspend all solicitations of offers to purchase Notes as set forth in the Distribution Agreement.

            9. Suspension of Solicitation; Amendment or Supplement.

            (a) The Company may instruct the Agents to suspend solicitation of purchases at any time. Upon receipt of such instructions the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration Statement (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will promptly advise the Agents and the Trustee and will furnish the Agents, the Trustee and their respective counsel with copies of the proposed amendment (including any document proposed to be incorporated by reference therein) or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following respective addresses:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 2nd Floor
                  New York, NY 10036
                  Attention:  Chuck Corso, Medium-Term Note Trading Desk
                  Phone: (212) 761-1322
                  Fax: (212) 761-8846

                  J.P. Morgan Securities Inc.
                  60 Wall Street
                  New York, NY  10260
                  Attention: Medium-Term Note Desk
                  Phone (212) 648-0591
                  Fax: (212) 648-5909


            (b) In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

            10. Delivery of Prospectus. A copy of the Supplemented Prospectus must accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or his agent and (b) the delivery of Notes to a customer or his agent.

            11. Authenticity of Signatures. The Agents will have no obligations or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

            12. Documents Incorporated by Reference. The Company shall supply the Agents with an adequate supply of all documents incorporated by reference in the Registration Statement.

            13. Business Day. "Business Day" means (i) with respect to any Fixed Rate Note, any day that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to close; and (ii) with respect to any Floating Rate Note, should also include a London Business Day, which means a day on which commercial banks are open for business (including dealings in the designated LIBOR Currency (as defined in the Prospectus) in London.

            PART II:  PROCEDURES FOR BOOK-ENTRY NOTES

            1. Trustee. In connection with the administration of Book-Entry Note procedures, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated July 22, 1999, as amended by a Bring-Down Letter of Representations dated November 4, 1999 (the "Letter of Representations"), and a Medium-Term Note Certificate Agreement, dated August 17, 1989, as amended by an amendment thereto dated April 15, 1993, as further amended by an amendment thereto dated July 15, 1999, between the Trustee and DTC (as so amended, the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

            2.    Issuance.

            (a) All Fixed Rate Notes issued in book-entry form having the same Original Issue Date, interest rate, Optional Repayment Date, if any, original issue discount features, if any, Redemption Date, if any, and Stated Maturity (collectively, the "Fixed Rate Note Terms") will be represented initially by a single Book-Entry Note and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, initial interest rate, Index Maturity, Spread and/or Spread Multiplier, if any, Stated Maturity Date, redemption and/or repayment terms, if any, Interest Reset Date, Interest Determination Date and Calculation Date (collectively, the "Floating Rate Note Terms") will be represented initially by a single Book-Entry Note.

            (b) Each  Book-Entry Note will be dated and issued as of the date of its authentication by the Trustee. Each Book-Entry Note will bear an Interest Accrual Date, which will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes (or if no such payment or provision has been made, the

      Original Issue Date of the predecessor Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

            3. Identification. The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of approximately 900 CUSIP numbers which have been reserved for future assignment to Book-Entry Notes representing Notes issued in book-entry form and the Company has delivered to the Trustee and DTC an initial written list of such CUSIP numbers. The Company will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Notes representing Notes issued in book-entry form. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC.

            4. Registration. Each Book-Entry Note will be registered in the name of Cede & Co., as nominee for DTC, on the security register maintained by the Security Registrar under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

            5. Transfers. Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

            6. Exchanges. The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes Outstanding on such date that represent Book-Entry Notes having the same Fixed

Rate Note Terms or Floating Rate Note Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date;
(b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement Book-Entry Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

            7. Denominations. Book-Entry Notes will be issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000.

            8. Interest. Interest payable at Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. DTC will arrange for each pending deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor's, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's.

            9. Payments of Principal and Interest.

            (a) Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Company will confirm with the Trustee and DTC the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee in immediately available funds, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of Payment."

            (b) Notice of Interest Rates. Promptly after each Interest Determination Date for Floating Rate Notes issued as Book-Entry Notes, the Calculation Agent will notify each of Moody's and Standard & Poor's of the interest rates determined as of such Interest Determination Date.

            (c) Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated Maturity or on a Redemption Date or on an Optional Repayment Date in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such Maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel and destroy such Book-Entry Note and deliver to the Company a certificate of destruction with respect to each cancelled Note. On the first Business Day of each month, the Trustee will deliver a written statement indicating the total principal amount of Outstanding Book-Entry Notes as of the next preceding Business Day.

            (d) Manner of Payment. (i) The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Notes directly to the Trustee or by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on each Maturity date or as soon as possible thereafter, the Trustee, upon the withdrawal of such funds will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. On each Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter on such dates, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC.

            (ii) Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, premium, if any, or interest on, the Book-Entry Notes to such Participants.

            10. Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Note.

            11. Settlement Procedures. Settlement Procedures with regard to each
Note in book-entry form sold by the Company through an Agent, as agent, will be as follows:

            A. The Agent will advise the Company by telephone, to be confirmed in writing by facsimile or other acceptable means if requested, of the following Settlement information:

                        1.    Principal amount of the Note.

                        2.    Fixed Rate Note:

                                    (a)   interest rate; and
                                    (b)   interest payment dates.

                              Floating Rate Note:

                                    (a) initial  interest  rate based on LIBOR;
                                    (b) spread or spread multiplier, if any;
                                    (c) interest rate reset dates;
                                    (d) interest rate reset period;
                                    (e) interest payment dates;

                                    (f) interest  payment  period;
                                    (g) index maturity;
                                    (h) calculation   agent;
                                    (i) calculation    date;    and
                                    (j) interest determination date.

                        3.    Price to public of the Note.

                        4.    Trade Date.

                        5.    Settlement Date (Original Issue Date).

                        6.    Maturity.

                        7.    Redemption provisions (if any).

                        8.    Net proceeds to the Company.

                        9.    Agent's commission.


            B. The Company will advise the Trustee by telephone (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in the above settlement information. The Trustee will then assign a CUSIP number to the Book-Entry Note representing such Note and advise the Company of such number. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Book-Entry Note representing such Note, will conform with the terms of the Indenture and (iii) upon authentication and delivery of such Book-Entry Note, the aggregate initial offering price of all Notes issued under the Indenture will not exceed $300,000,000 (except for Book-Entry Notes represented by Global Notes authenticated and delivered in exchange for or in lieu of Global Notes pursuant to the Indenture).

            C. The Trustee will communicate to DTC and the Agent through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information:

            1. The information set forth in Settlement Procedure A.

            2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

            3. Identification of the Book-Entry Note as a Fixed Rate Note or Floating Rate Note.

            4. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (which shall be the Regular Record Date), and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

            5. CUSIP number of the Book-Entry Note representing such Note.

            6. Whether such Book-Entry Note represents any other Notes issued or to be issued in book-entry form.

            In addition, the Trustee will advise Chuck Corso of Morgan Stanley & Co. Incorporated or the Medium-Term Note Desk of J.P. Morgan Securities Inc. (or other authorized representative of the Agent) by telephone (at the number stated in Part I, Section 9(a)) of the CUSIP number of the Book-Entry Note representing such Note.

            D. The Company will, if applicable, complete and deliver to the Trustee a Book-Entry Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

            E. The Trustee will authenticate the Book-Entry Note representing such Note.

            F. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

            G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the Presenting Agent maintained by DTC and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note representing such Note has been executed and authenticated and (ii) the Trustee is holding such Book-Entry Note pursuant to the

      Medium-Term Note Certificate Agreement between the Trustee and DTC.

            H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Presenting Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Note.

            I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

            J. The Trustee, upon receipt of such funds, will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

            K. The Trustee will send a copy of the Book-Entry Note by first-class mail to the Company together with a statement setting forth the principal amount of Notes outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

            L. The Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

            12.   Settlement Procedures Timetable.

            (a) For orders of Notes accepted by the Company, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                  Settlement
                  Procedure   Time

                A-B   11:00 a.m. on the Trade Date
                C     2:00 p.m. on the Trade Date

                D     3:00 p.m. on the Business Day before Settlement Date
                E     9:00 a.m. on Settlement Date
                F     10:00 a.m. on Settlement Date
                G-H   2:00 p.m. on Settlement Date
                I           4:45 p.m. on Settlement Date
                J-L   5:00 p.m. on Settlement Date

            (b) If a sale is to be settled more than one Business Day after the Trade Date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such sale date. In connection with a sale that is to be settled more than one Business Day after the Trade Date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m. New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

            (c) If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon receipt of notice of such rescheduling or cancellation will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

            13.   Failure to Settle.

            (a) If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure G, the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Trustee will cancel and destroy such Book-Entry Note and deliver to the Company a certificate of destruction with respect to each cancelled Note. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such Book-Entry Note for two Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered Book-Entry Note.

            (b) If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

            (c) Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.

                                                            EXHIBIT B






            The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate principal amount of Notes sold to purchasers solicited by each Agent.


            Term              Commission Rate
            ----              ---------------

From 1 year but less than 18 months . . . . . 150%

From 18 months but less than 2 years . . . . .200%

From 2 years but less than 3 years  . . . . . 250%

From 3 years but less than 4 years  . . . . . 350%

From 4 years but less than 5 years  . . . . . 450%

From 5 years but less than 6 years  . . . . . 500%

From 6 years but less than 7 years  . . . . . 550%

From 7 years but less than 10 years . . . . . 600%

From 10 years but less than 15 years  . . . . 625%

From 15 years but less than 20 years  . . . . 700%

From 20 to 35 years . . .. . . . . . . . . . .750%

                                                              EXHIBIT C






                           PURCHASE AGREEMENT

                         , 19
------------------  ----    ---

Jersey Central Power & Light Company
c/o GPU Service, Inc.
310 Madison Avenue
Morristown, New Jersey 07960

Attention:  T.G. Howson, Vice President and Treasurer

Gentlemen:

      The undersigned agrees to purchase the principal amount of the Notes described in the Amended and Restated Distribution Agreement dated November 15, 1999 (the "Distribution Agreement") and in Schedule 1 attached hereto (capitalized terms not defined herein shall be as defined in the Distribution Agreement).

      Our obligation to purchase Notes hereunder is subject to the accuracy of your representations and warranties contained in the Distribution Agreement on the date hereof and on the Settlement Date and to your performance and observance of the covenants and agreements contained in the Distribution Agreement. Our obligation hereunder is subject to the further condition that we shall receive (1) the opinions, dated the Settlement Date, required to be delivered pursuant to Sections 6(f) and 6(g) of the Distribution Agreement, (2) the certificates, dated the Settlement Date, required to be delivered pursuant to Sections 6(i) and 6(j) of the Distribution Agreement, (3) the letter, dated the Settlement Date, required to be delivered pursuant to Section 6(h) of the Distribution Agreement and (4) the additional terms specified in Schedule 1 hereto.

      This Agreement may be terminated by us, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, if any, considered as one enterprise, whether or not arising in the ordinary course of business the effect of which shall be such as to make it, in our judgment, impracticable to market the Notes or enforce contracts for the sales of the Notes, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any new outbreak of hostilities including, but not limited to, an escalation of hostilities which existed prior to the date hereof, or other national or international calamity or crisis the effect of which shall be such as to make it, in our judgment, impracticable to market the Notes or enforce contracts for the sales of the Notes, or (iii) if trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of this Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to our attention any facts that would cause us to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

      In the event of any termination, neither party to this Agreement will have any liability to the other party hereto, except that, (i) if at the time of termination, we shall own any Notes purchased pursuant to this Agreement with the intention of reselling them, the covenants set forth in Sections 7 and 8 of the Distribution Agreement shall remain in effect until such Notes are so resold and

(ii) the covenant set forth in Section 7(g) of the Distribution Agreement, the provisions of Section 7(i) thereof, the indemnity and contribution agreements set forth in Sections 9 and 10 thereof and the provisions of Sections 12 and 13 thereof shall remain in effect.


            This agreement shall be governed by and construed in accordance with the laws of New York.

                                    [Agent]


                                    By
                                       --------------------------



Accepted:                       , 19
         -----------------------   ---

Jersey Central Power & Light Company


By
     --------------------------------
                                       3

                                 SCHEDULE 1 TO EXHIBIT C

Registration Statements Nos.:

333-78717 and 333-88783

Indenture:

Indenture dated as of July 1, 1999 between the Company and United States Trust Company of New York, as trustee, as supplemented.

Title of Purchased Notes:


Aggregate Principal Amount:



Price to Public:



Purchase Price:

----% of the principal amount of the Purchased Notes.

Date and Time of Delivery:



Method of and Specified Funds for Payment of Purchase Price:



Closing Location:



Redemption Provisions:



Maturity:



For Fixed Rate Notes:

      Interest Rate:

      Interest Payment Dates:



For Floating Rate Notes:

      Initial Interest Rate:



      Spread or Spread Multiplier:



      Interest Rate Reset Dates:



      Interest Rate Reset Period:



      Interest Payment Dates:



      Interest Payment Period:



      Index Maturity:



      Calculation Agent:



      Calculation Date:



      Interest Determination Dates:




Period   during  which   additional
Notes  may not be sold  and  during
which the certificate,  opinion and
letter is required  notwithstanding
suspension   pursuant  to  Sections
7(m) and 8(e), respectively, of the
Distribution Agreement:




Additional Documents to be Delivered:



Additional Terms: